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                                                                   EXHIBIT 23(d)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the use of our report included in Mason-Dixon Bancshares, Inc. Annual Report on Form 10-K for the year ended December 31, 1998 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.

                                         /s/ STEGMAN AND COMPANY

Baltimore, Maryland
May 19, 1999